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                                                                    EXHIBIT 10.1


                                FIRST AMENDMENT
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                                      TO
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               SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT
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          This First Amendment to Second Amended and Restated Employment
Agreement ("Amendment"), effective as of May 4, 2000, is entered into by and between St. John Knits, Inc., a California corporation ("Company"), and Robert
E. Gray, an individual ("Executive"), and amends terms of that certain Second Amended and Restated Employment Agreement, dated as of August 6, 1999, between the Company and Executive (the "1999 Agreement"). In consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows.

          1. Section 1.2 of the 1999 Agreement shall be deleted in its entirety and replaced with the following:

              "1.2  Term.  The Employment of Executive by the Company under the
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     terms and conditions of this Agreement commenced on June 1, 1995 and will continue for a period of six (6) years unless renewed or terminated sooner in accordance with the provisions hereof."

          2. Section 4.5(e) of the 1998 Agreement shall be amended to reflect that twice Executive's Base Salary shall be equal to $2,950,000.

          3. All other terms and conditions of the 1999 Agreement shall remain the same.

          4. All the provisions contained in Article V of the 1999 Agreement are incorporated into this Amendment by this reference.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 "Company"

                                 St. John Knits, Inc.,
                                 a California corporation

                                     /s/ Roger Ruppert
                                 By: --------------------------
                                     Roger Ruppert
                                     Chief Financial Officer


                                 "Executive"

                                 /s/ Bob Gray
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                                 Bob Gray

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